                                                                   EXHIBIT 10.02

                       SECOND AMENDMENT TO LOAN AGREEMENT

            The Second Amendment to Loan Agreement (this "Agreement") is entered into as of the 1st day of August,  2005, by and between Del Global  Technologies
Corp. ("Del Global") and Villa Sistemi Medicali, S.p.A. ("Villa").

                                   BACKGROUND

            Del Global and Villa are parties to a Loan Agreement dated September
23, 2004 (as amended, restated,  supplemented or otherwise modified from time to time,  the "Loan  Agreement")  pursuant  to which Del  Global has  borrowed  the principal sum of Euro 500,00 from Villa; and

            Del Global has  requested  that Villa  extend the Period of the Loan
Agreement  and  provide  for   subordination  to  North  Fork  Business  Capital
Corporation and Villa is willing to do so.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. DEFINITIONS.  All capitalized  terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

            2. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

               (a) Section 2 is amended in its entirety to provide as follows:

                "Subject to the  provisions of Section 8 hereof,  you will repay the Loan  together with any interest due up to the time of repayment on the earlier of (i) the  consummation  by you of the sale of Villa
            Sistemi  Medicali  S.p.A.  and Del Medical  Imaging Corp.,  and (ii)
            October 30, 2006 (the "Period")."

              (b) Section 3 is amended in its entirety to provide as follows:

                "Interest is payable on the principal  amount of the Loan at the end of the Period at 8% per annum.  Interest will be computed on the basis of actual number of days on a 360-day year."

             (c) Section 8(a) is amended in its entirety to provide as follows:

                "You  covenant  and agree,  and we likewise  covenant and agree, that  the  payment  of the  principal  of the  Loan  and  any  other obligations  owing to us (the "Villa  Obligations") is subordinated, to the extent and in the manner  provided in this  Section 8, to the prior payment in full in cash of all  Obligations as defined in that certain  Loan and  Security  Agreement,  dated as of August 1, 2005,

            among you, RFI Corporation, Del Medical Imaging Corp. and North Fork
            Business Capital Corporation  (collectively with any other holder of
            Senior Obligations from time to time, the "Lender"), as the same may be amended,  restated,  supplemented or otherwise modified from time to time (the "Loan Agreement," and such  Obligations,  together with any refinancing  thereof,  the "Senior  Obligations"),  and that the subordination  is for the benefit of the  Lender.  Lender is made an obligee hereunder and it may enforce such provisions directly."

            3. GOVERNING LAW. This Agreement is governed by the laws of Italy.

            4. COUNTERPARTS.  This  Agreement  may be  executed  by the  parties hereto in one or more  counterparts,  each of which  shall be deemed an original and all of  which  when  taken  together  shall  constitute  one  and  the  same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

            5. FULL FORCE AND EFFECT.  Except as expressly  amended hereby,  the
Loan Agreement shall remain in full force and effect.

            IN WITNESS WHEREOF,  this Agreement has been duly executed as of the day and year first written above.

                                        Villa Sistemi Medicali, S.p.A.

                                        By: /s/ G. Ammendola
                                            ------------------------------------
                                            Name: G. Ammendola
                                            Title: Managing Director

                                        Del Global Technologies Corp.

                                        By: /s/ Walter F. Schneider
                                            ------------------------------------
                                            Name:  Walter F. Schneider
                                            Title: President & CEO